FRANKLIN HIGH INCOME FUND

Annual Report

Franklin High Income Fund

Your Fund’s Goals and Main Investments: Franklin High Income Fund seeks a high level of current income, with a secondary goal of capital appreciation, by investing substantially in high yield, lower rated debt securities and preferred stocks.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin High Income Fund covers the fiscal year ended May 31, 2011.

Performance Overview

Franklin High Income Fund – Class A delivered a +17.15% cumulative total return for the 12 months under review. The Fund – Class A performed comparably to the +16.82% total return of its benchmark, the Credit Suisse (CS) High Yield Index, which tracks the high yield debt market.1 The Fund also performed comparably to the +17.24% total return of its peers, as measured by the Lipper High Current Yield Funds Classification Average, which consists of funds that aim at high relative current yield from fixed income securities.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Economic and Market Overview

During the year under review, global headlines dominated the financial news, including continued stress for certain eurozone members, a tsunami and subsequent supply disruptions in Japan, and a noted slowdown in U.S. economic growth starting in the first quarter of 2011. In the U.S., the Federal Reserve Board maintained the historically low federal funds target rate and announced

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Source: Lipper Inc. For the 12-month period ended 5/31/11, the Lipper High Current Yield Funds Classification Average consisted of 492 funds. Lipper calculations do not include sales charges but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these or other factors had been considered.

Indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

Annual Report | 3

a second quantitative easing plan anticipated to be completed by June 2011. In this environment, domestic equity markets posted healthy returns, with the Standard & Poor’s 500 Index generating a +25.95% total return for the 12 months ended May 31, 2011.1 Longer term U.S. interest rates fluctuated during the period from a low of 2.41% in October 2010 to a peak of 3.75% in February 2011. By period-end the 10-year Treasury note yield was 3.05%, below its 3.31% level at the end of May 2010.

The high yield corporate bond market seemed to take its cue from equity markets, delivering a +16.82% total return over the review period, as measured by the CS High Yield Index.1 In addition to receiving support from strong equity markets, the high yield market benefited from favorable corporate credit fundamentals. Corporate earnings posted year-over-year gains, most issuers were able to access public debt markets as needed, and certain issuers completed public stock offerings, which further improved their credit profiles. Largely as a result, the trailing 12-month default rate edged lower, ending the period well below longer term averages. Although new-issue supply was at record levels, solid demand for the high yield asset class allowed much of this supply to be absorbed into the market without a significant impact on secondary market pricing levels.

Overall, high yield spread levels relative to comparable-maturity Treasury securities tightened over the past year, declining from 6.9 percentage points to 5.4 percentage points by period-end.3 Although yield spread valuations were slightly lower than long-term historical averages, modest expectations for defaults supported these spread levels. However, concerns regarding Greece and certain other distressed European countries again led to higher risk aversion across financial markets toward period-end. Combined with a deceleration in U.S. and global economic growth forecasts, the pace of corporate earnings growth came more into question. While we continue to monitor these developments, we remain focused on individual investment opportunities for the Fund.

Investment Strategy

We are disciplined, fundamental investors who mainly rely on our analysts’ in-depth industry expertise to evaluate companies. We examine sectors and individual securities in detail. When evaluating an issuer’s creditworthiness, we consider the issuer’s experience, managerial strength, sensitivity to economic conditions, credit rating, and current and prospective financial condition.

3. Source: Credit Suisse.

4 | Annual Report

Manager’s Discussion

During its fiscal year, the Fund generally performed in line with the benchmark CS High Yield Index and its peers, as measured by the Lipper High Current Yield Funds Classification Average, indicating a generally neutral overall beta positioning for the Fund.

In addition to this positioning, the Fund’s industry weightings also impacted performance relative to the peer group.4 For example, the Fund’s underweighted positioning in the retailing industry benefited relative results. Weakening consumer demand combined with rising cost pressures for certain apparel-oriented retailers led to this sector’s return lagging the overall market’s return. Conversely, the Fund’s overweighted position in the energy industry aided relative performance. The rise in oil prices and merger and acquisition activity provided pricing support for many energy-related bonds. The Fund’s overweighted exposure to the gaming and leisure industry also aided relative performance, as pockets of improvement for certain entertainment activities helped this industry to outperform the overall index during the period.

4. For industry weighting comparisons, the Fund’s peer group comprises some of the mutual funds found within the Lipper High Current Yield Funds Classification Average.

Annual Report | 5

Detractors from relative performance included the Fund’s underweighted position in the information technology sector as bonds of certain more highly leveraged issuers performed well amid improved operating results and easing liquidity fears.5 The Fund’s overweighted exposure to utilities also hindered performance. Continued low natural gas prices negatively impacted the profitability for certain independent power producers, and their bonds underperformed. In addition, concerns regarding the sustainability and underlying strength of the advertising market combined with weakness in certain media subsegments caused that industry to trail the broader high yield market’s return, and therefore the Fund’s overweighted positioning in media was a detractor from relative performance.

Thank you for your continued participation in Franklin High Income Fund.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI.

6 | Annual Report

Performance Summary as of 5/31/11

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FHAIX)			Change	5/31/11	5/31/10
Net Asset Value (NAV)		+$	0.16	$2.05	$1.89
Distributions (6/1/10–5/31/11)
Dividend Income	$0.1530
Class B (Symbol: FHIBX)			Change	5/31/11	5/31/10
Net Asset Value (NAV)		+$	0.17	$2.05	$1.88
Distributions (6/1/10–5/31/11)
Dividend Income	$0.1428
Class C (Symbol: FCHIX)			Change	5/31/11	5/31/10
Net Asset Value (NAV)		+$	0.17	$2.07	$1.90
Distributions (6/1/10–5/31/11)
Dividend Income	$0.1431
Class R (Symbol: FHIRX)			Change	5/31/11	5/31/10
Net Asset Value (NAV)		+$	0.17	$2.08	$1.91
Distributions (6/1/10–5/31/11)
Dividend Income	$0.1461
Advisor Class (Symbol: FVHIX)			Change	5/31/11	5/31/10
Net Asset Value (NAV)		+$	0.17	$2.06	$1.89
Distributions (6/1/10–5/31/11)
Dividend Income	$0.1560

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	17.15%	+	47.50%	+	122.79%
Average Annual Total Return[2]		+	12.39%	+	7.17%	+	7.88%
Value of $10,000 Investment[3]			$11,239		$14,138		$21,359
Avg. Ann. Total Return (6/30/11)[4]		+	10.16%	+	7.05%	+	8.09%
Distribution Rate[5]	6.73%
30-Day Standardized Yield[6]	5.82%
Total Annual Operating Expenses[7]	0.76%

Annual Report | 7

Performance Summary (continued)

Performance (continued)
Class B		1-Year		5-Year		10-Year
Cumulative Total Return[1]	+	17.20%	+	44.68%	+	115.32%
Average Annual Total Return[2]	+	13.20%	+	7.37%	+	7.97%
Value of $10,000 Investment[3]		$11,320		$14,270		$21,532
Avg. Ann. Total Return (6/30/11)[4]	+	10.25%	+	7.26%	+	8.08%
Distribution Rate[5]		6.50%
30-Day Standardized Yield[6]		5.59%
Total Annual Operating Expenses[7]		1.27%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]	+	17.03%	+	44.19%	+	112.98%
Average Annual Total Return[2]	+	16.03%	+	7.59%	+	7.85%
Value of $10,000 Investment[3]		$11,603		$14,419		$21,298
Avg. Ann. Total Return (6/30/11)[4]	+	13.11%	+	7.48%	+	8.02%
Distribution Rate[5]		6.43%
30-Day Standardized Yield[6]		5.59%
Total Annual Operating Expenses[7]		1.27%
Class R		1-Year		5-Year		Inception (1/1/02)
Cumulative Total Return[1]	+	17.12%	+	45.82%	+	121.39%
Average Annual Total Return[2]	+	17.12%	+	7.84%	+	8.81%
Value of $10,000 Investment[3]		$11,712		$14,582		$22,139
Avg. Ann. Total Return (6/30/11)[4]	+	14.80%	+	7.72%	+	8.63%
Distribution Rate[5]		6.58%
30-Day Standardized Yield[6]		5.74%
Total Annual Operating Expenses[7]		1.12%
Advisor Class		1-Year		5-Year		10-Year
Cumulative Total Return[1]	+	17.89%	+	49.21%	+	126.90%
Average Annual Total Return[2]	+	17.89%	+	8.33%	+	8.54%
Value of $10,000 Investment[3]		$11,789		$14,921		$22,690
Avg. Ann. Total Return (6/30/11)[4]	+	14.92%	+	8.22%	+	8.76%
Distribution Rate[5]		7.17%
30-Day Standardized Yield[6]		6.22%
Total Annual Operating Expenses[7]		0.62%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 9

10 | Annual Report

Endnotes

The risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Investment in foreign securities also involves special risks, including currency fluctuations, and political and economic uncertainty. In addition, interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: These shares have higher annual fees and expenses than Class A shares.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 5/31/11.
6. The 30-day standardized yield for the 30 days ended 5/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatil-
ity, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: © 2011 Morningstar. The CS High Yield Index is designed to mirror the investable universe of the U.S.
dollar denominated high yield debt market.
9. Source: Lipper Inc. The Lipper High Current Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Current Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Current Yield Funds are defined as funds that aim at high
(relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 5/31/11, there were 492 funds in this category. Lipper calculations do not include sales charges.
Annual Report | 11

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 12/1/10	Value 5/31/11	Period* 12/1/10–5/31/11
Actual	$1,000	$1,072.80	$3.88
Hypothetical (5% return before expenses)	$1,000	$1,021.19	$3.78
Class B
Actual	$1,000	$1,075.50	$6.47
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.29
Class C
Actual	$1,000	$1,074.80	$6.47
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.29
Class R
Actual	$1,000	$1,075.30	$5.69
Hypothetical (5% return before expenses)	$1,000	$1,019.45	$5.54
Advisor Class
Actual	$1,000	$1,078.80	$3.11
Hypothetical (5% return before expenses)	$1,000	$1,021.94	$3.02

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.75%; B: 1.25%; C: 1.25%; R: 1.10%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Annual Report | 13

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

14 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 15

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

16 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin High Income Trust

Statement of Investments, May 31, 2011

Franklin High Income Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 0.0%[†]			
Automobiles & Components 0.0%			
[a,b]Cambridge Industries Liquidating Trust Interest	United States	4,853,892	$ —
[a,b,c]Harvard Industries Inc.	United States	793,966	—
			—
Media 0.0%[†]			
[a]Charter Communications Inc., wts., 11/30/14	United States	38,880	606,528
[a]Dex One Corp.	United States	393,939	921,817
			1,528,345
Total Common Stocks and Other Equity Interests (Cost $37,867,300)			1,528,345
Preferred Stocks 0.3%			
Banks 0.0%[†]			
[a]Freddie Mac, 8.375%, pfd., Z	United States	400,000	1,264,000
Diversified Financials 0.3%			
GMAC Capital Trust I, 8.125%, pfd.	United States	346,200	9,094,674
Total Preferred Stocks (Cost $18,655,000)			10,358,674
		Principal Amount*	
Corporate Bonds 94.7%			
Automobiles & Components 4.4%			
[d]Chrysler Group LLC/CG Co-Issuer Inc., senior secured note, 144A, 8.25%, 6/15/21	United States	17,000,000	17,042,500
[d]Exide Technologies, senior secured note, 144A, 8.625%, 2/01/18	United States	8,700,000	9,287,250
Ford Motor Credit Co. LLC, senior note,			
7.50%, 8/01/12	United States	5,000,000	5,299,125
7.00%, 4/15/15	United States	18,000,000	19,679,958
6.625%, 8/15/17	United States	15,000,000	16,375,770
5.00%, 5/15/18	United States	10,000,000	9,930,210
8.125%, 1/15/20	United States	10,000,000	11,762,570
5.75%, 2/01/21	United States	7,000,000	7,067,375
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	37,000,000	40,792,500
[e]International Automotive Components Group SL, senior secured note, 9.125%, 6/01/18	Luxembourg	15,700,000	16,014,000
[d]TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	15,000,000	16,800,000
			170,051,258
Banks 1.8%			
CIT Group Inc.,			
[d]secured note, 144A, 6.625%, 4/01/18	United States	3,300,000	3,475,101
senior secured sub. bond, 7.00%, 5/01/17	United States	65,000,000	65,406,250
			68,881,351
Capital Goods 4.5%			
[d]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	35,000,000	36,050,000
[d]Allison Transmission Holdings Inc., senior note, 144A, 7.125%, 5/15/19	United States	11,000,000	10,972,500

Annual Report | 19

Franklin High Income Trust

Statement of Investments, May 31, 2011 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Capital Goods (continued)
[d]Boart Longyear Management Property Ltd., senior note, 144A,
7.00%, 4/01/21	Australia	11,100,000	$11,516,250
[d]Case New Holland Inc., senior note, 144A, 7.875%, 12/01/17	United States	15,000,000	16,762,500
The Manitowoc Co. Inc., senior note,
9.50%, 2/15/18	United States	20,800,000	23,140,000
8.50%, 11/01/20	United States	4,500,000	4,916,250
Meritor Inc., senior note, 10.625%, 3/15/18	United States	15,700,000	17,898,000
[d]Pinafore LLC/Inc., senior secured note, 144A, 9.00%, 10/01/18	United States	1,900,000	2,094,750
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	28,000,000	30,520,000
RSC Equipment Rental Inc. and RSC Holdings III LLC, senior note,
8.25%, 2/01/21	United States	11,300,000	11,723,750
United Rentals North America Inc., senior sub. note, 8.375%,
9/15/20	United States	7,500,000	7,837,500
			173,431,500
Commercial & Professional Services 1.0%
[d,f]ARAMARK Holdings Corp., senior note, 144A, PIK, 8.625%,
5/01/16	United States	6,900,000	7,089,750
[g]Diversey Holdings Inc., senior note, PIK, 10.50%, 5/15/20	United States	20,900,000	24,246,592
[h,i]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	9,053,899	906
[d]Interactive Data Corp., senior note, 144A, 10.25%, 8/01/18	United States	6,300,000	7,040,250
			38,377,498
Consumer Durables & Apparel 2.2%
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	26,000,000	27,820,000
KB Home, senior note, 6.25%, 6/15/15	United States	19,750,000	19,305,625
[d]M/I Homes Inc., senior note, 144A, 8.625%, 11/15/18	United States	17,500,000	17,259,375
[d]Shea Homes LP/Funding Corp., senior secured note, 144A, 8.625%,
5/15/19	United States	17,900,000	18,146,125
			82,531,125
Consumer Services 7.6%
[d]CityCenter Holdings/Finance, senior secured note, 144A, 7.625%,
1/15/16	United States	9,800,000	10,094,000
CKE Restaurants Inc., senior secured note, 11.375%, 7/15/18	United States	18,500,000	20,350,000
[d]ClubCorp Club Operations Inc., senior note, 144A, 10.00%,
12/01/18	United States	22,900,000	23,472,500
[d,h]Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	20,000,000	10,000
Harrah’s Operating Co. Inc., senior secured note, 11.25%,
6/01/17	United States	40,000,000	45,200,000
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	35,000,000	34,431,250
6.875%, 4/01/16	United States	10,000,000	9,612,500
[d]NCL Corp. Ltd., senior note, 144A, 9.50%, 11/15/18	United States	5,000,000	5,400,000
Norwegian Cruise Line Ltd., senior secured note, 11.75%,
11/15/16	United States	15,100,000	17,761,375

20 | Annual Report

Franklin High Income Trust

Statement of Investments, May 31, 2011 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Services (continued)
Pinnacle Entertainment Inc.,
senior note, 8.625%, 8/01/17	United States	16,800,000	$18,564,000
senior sub. note, 7.50%, 6/15/15	United States	9,000,000	9,247,500
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	10,100,000	10,908,000
[d]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%,
6/15/15	United States	15,084,000	11,011,320
Starwood Hotels & Resorts Worldwide Inc., senior note,
6.75%, 5/15/18	United States	15,000,000	16,537,500
7.15%, 12/01/19	United States	5,000,000	5,550,000
[h]Station Casinos Inc.,
senior note, 6.00%, 4/01/12	United States	6,950,000	695
senior note, 7.75%, 8/15/16	United States	9,575,000	957
senior sub. note, 6.50%, 2/01/14	United States	3,400,000	340
senior sub. note, 6.875%, 3/01/16	United States	8,400,000	840
Universal City Development, senior note, 8.875%, 11/15/15	United States	15,000,000	16,687,500
Visant Corp., senior note, 10.00%, 10/01/17	United States	35,000,000	37,187,500
			292,027,777
Diversified Financials 3.8%
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	5,000,000	5,406,250
[j]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18,
FRN thereafter, Perpetual	United States	35,000,000	37,656,500
GMAC Inc.,
senior note, 6.875%, 9/15/11	United States	20,000,000	20,250,000
senior note, 6.875%, 8/28/12	United States	5,000,000	5,250,000
sub. note, 8.00%, 12/31/18	United States	9,000,000	9,900,000
International Lease Finance Corp.,
senior note, 8.25%, 12/15/20	United States	5,850,000	6,581,250
senior note, R, 5.65%, 6/01/14	United States	35,000,000	36,050,000
[d]senior secured note, 144A, 6.75%, 9/01/16	United States	15,900,000	17,331,000
TransUnion LLC/TransUnion FICO, senior note, 11.375%,
6/15/18	United States	7,300,000	8,468,000
			146,893,000
Energy 21.1%
[e]Alpha Natural Resources Inc., senior note,
6.00%, 6/01/19	United States	10,300,000	10,415,875
6.25%, 6/01/21	United States	12,550,000	12,832,375
Antero Resources Finance, senior note, 9.375%, 12/01/17	United States	20,000,000	21,900,000
Atlas Pipeline Partners LP, senior note, 8.75%, 6/15/18	United States	11,000,000	11,935,000
BreitBurn Energy Partners LP, senior note, 8.625%, 10/15/20	United States	13,700,000	14,744,625
[d]Brigham Exploration Co., senior note, 144A, 6.875%, 6/01/19	United States	10,000,000	10,075,000
[d]Calumet Specialty Products Partners LP/Finance Corp., senior note,
144A, 9.375%, 5/01/19	United States	9,700,000	10,239,563
[d]Carrizo Oil & Gas Inc., senior note, 144A, 8.625%, 10/15/18	United States	8,600,000	9,180,500
Chaparral Energy Inc., senior note,
8.25%, 9/01/21	United States	5,800,000	6,032,000
[d]144A, 9.875%, 10/01/20	United States	17,700,000	19,779,750

Annual Report | 21

Franklin High Income Trust

Statement of Investments, May 31, 2011 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[d]CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	38,000,000	$37,050,000
Chesapeake Energy Corp., senior note,
9.50%, 2/15/15	United States	5,000,000	5,925,000
6.625%, 8/15/20	United States	32,950,000	34,803,437
6.125%, 2/15/21	United States	5,000,000	5,093,750
[d]Chesapeake Midstream Partners LP/Finance Corp., senior note, 144A,
5.875%, 4/15/21	United States	13,000,000	13,097,500
[d]Clayton Williams Energy Inc., senior note, 144A, 7.75%, 4/01/19	United States	15,300,000	15,300,000
Compagnie Generale de Geophysique-Veritas, senior note,
7.50%, 5/15/15	France	1,962,000	2,011,050
9.50%, 5/15/16	France	5,600,000	6,230,000
7.75%, 5/15/17	France	5,000,000	5,275,000
[d]144A, 6.50%, 6/01/21	France	8,500,000	8,338,500
CONSOL Energy Inc., senior note,
8.00%, 4/01/17	United States	7,400,000	8,140,000
8.25%, 4/01/20	United States	5,700,000	6,355,500
[d]144A, 6.375%, 3/01/21	United States	2,600,000	2,639,000
Copano Energy LLC/Copano Energy Finance Corp., senior note,
7.125%, 4/01/21	United States	9,000,000	9,112,500
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note,
8.875%, 2/15/18	United States	15,000,000	16,350,000
[d]Eagle Rock Energy Partners LP/Finance Corp., senior note, 144A,
8.375%, 6/01/19	United States	15,500,000	15,558,125
El Paso Corp.,
senior bond, 6.50%, 9/15/20	United States	5,000,000	5,674,465
senior note, 6.875%, 6/15/14	United States	10,000,000	11,409,710
senior note, 7.00%, 6/15/17	United States	10,000,000	11,642,730
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	20,300,000	22,228,500
[d]Energy XXI Gulf Coast Inc., senior note, 144A, 9.25%, 12/15/17	United States	30,250,000	32,670,000
[k]Enterprise Products Operating LLC, junior sub. note, FRN, 7.034%,
1/15/68	United States	20,000,000	21,127,900
[d]Expro Finance Luxembourg, senior secured note, 144A, 8.50%,
12/15/16	United Kingdom	33,000,000	32,340,000
[d]Goodrich Petroleum Corp., senior note, 144A, 8.875%, 3/15/19	United States	23,600,000	23,895,000
Holly Corp., senior note, 9.875%, 6/15/17	United States	9,250,000	10,429,375
[d]Holly Energy Partners LP, senior note, 144A, 8.25%, 3/15/18	United States	13,200,000	13,992,000
Linn Energy Corp., senior note,
8.625%, 4/15/20	United States	22,000,000	24,200,000
[d]144A, 7.75%, 2/01/21	United States	12,000,000	12,720,000
MarkWest Energy Partners LP/Finance Corp., senior note,
6.75%, 11/01/20	United States	6,500,000	6,727,500
6.50%, 8/15/21	United States	12,700,000	12,874,625
Martin Midstream Partners LP, senior note, 8.875%, 4/01/18	United States	11,500,000	12,247,500
[d]Oasis Petroleum Inc., senior note, 144A, 7.25%, 2/01/19	United States	5,400,000	5,454,000
Offshore Group Investment Ltd., senior secured note,
11.50%, 8/01/15	United States	15,400,000	17,055,500
[d,e]144A, 11.50%, 8/01/15	United States	3,500,000	3,867,500

22 | Annual Report

Franklin High Income Trust

Statement of Investments, May 31, 2011 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
[d]OPTI Canada Inc., senior secured note, 144A,
9.00%, 12/15/12	Canada	12,000,000	$12,120,000
9.75%, 8/15/13	Canada	10,000,000	10,112,500
Peabody Energy Corp., senior note,
7.375%, 11/01/16	United States	6,900,000	7,831,500
6.50%, 9/15/20	United States	12,500,000	13,515,625
Petrohawk Energy Corp., senior note,
10.50%, 8/01/14	United States	10,000,000	11,400,000
7.25%, 8/15/18	United States	9,275,000	9,773,531
[d]144A, 6.25%, 6/01/19	United States	16,000,000	15,820,000
[d]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	19,700,000	19,404,500
Plains Exploration & Production Co., senior note,
10.00%, 3/01/16	United States	3,000,000	3,405,000
7.625%, 6/01/18	United States	27,000,000	28,822,500
Quicksilver Resources Inc., senior note,
8.25%, 8/01/15	United States	20,000,000	21,200,000
11.75%, 1/01/16	United States	2,600,000	3,029,000
9.125%, 8/15/19	United States	5,000,000	5,500,000
SandRidge Energy Inc., senior note,
8.75%, 1/15/20	United States	3,300,000	3,605,250
[d]144A, 8.00%, 6/01/18	United States	30,000,000	31,650,000
[d]144A, 7.50%, 3/15/21	United States	2,700,000	2,797,875
[d]SESI LLC, senior note, 144A, 6.375%, 5/01/19	United States	11,700,000	11,700,000
			810,657,636
Food & Staples Retailing 1.0%
Rite Aid Corp., senior secured note,
9.75%, 6/12/16	United States	17,100,000	19,194,750
8.00%, 8/15/20	United States	17,000,000	18,381,250
			37,576,000
Food, Beverage & Tobacco 2.8%
[d]Blue Merger Sub Inc., senior note, 144A, 7.625%, 2/15/19	United States	20,950,000	21,486,844
[d]CEDC Finance Corp. International Inc., senior secured note, 144A,
9.125%, 12/01/16	Poland	8,250,000	7,837,500
[d]Dean Foods Co., senior note, 144A, 9.75%, 12/15/18	United States	28,500,000	30,851,250
JBS USA LLC/Finance Inc, senior note, 11.625%, 5/01/14	United States	15,000,000	17,625,000
Pinnacle Foods Finance LLC, senior note, 8.25%, 9/01/17	United States	26,500,000	28,255,625
			106,056,219
Health Care Equipment & Services 5.4%
[d]Aviv Healthcare Properties LP, senior note, 144A, 7.75%,
2/15/19	United States	5,100,000	5,240,250
[d]CDRT Merger Sub Inc., senior note, 144A, 8.125%, 6/01/19	United States	9,500,000	9,606,875
Community Health Systems Inc., senior note, 8.875%, 7/15/15	United States	25,100,000	25,978,500
DaVita Inc., senior note, 6.375%, 11/01/18	United States	8,300,000	8,517,875
[d]DJO Finance LLC, senior note, 144A, 7.75%, 4/15/18	United States	6,700,000	6,909,375

Annual Report | 23

Franklin High Income Trust

Statement of Investments, May 31, 2011 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
FMC Finance III SA, senior note, 6.875%, 7/15/17	Germany	10,000,000	$10,687,500
[d]HCA Holdings Inc., senior note, 144A, 7.75%, 5/15/21	United States	10,000,000	10,512,500
HCA Inc.,
senior note, 6.50%, 2/15/16	United States	6,300,000	6,520,500
senior secured bond, 7.25%, 9/15/20	United States	4,300,000	4,708,500
senior secured note, 9.125%, 11/15/14	United States	25,000,000	26,140,625
senior secured note, 7.875%, 2/15/20	United States	15,000,000	16,565,625
[f]senior secured note, PIK, 9.625%, 11/15/16	United States	11,000,000	11,797,500
[d]MedAssets Inc., senior note, 144A, 8.00%, 11/15/18	United States	6,000,000	6,217,500
Tenet Healthcare Corp., senior secured bond, 8.875%, 7/01/19	United States	10,000,000	11,175,000
United Surgical Partners International Inc., senior sub. note,
8.875%, 5/01/17	United States	8,500,000	9,041,875
[f]PIK, 9.25%, 5/01/17	United States	15,000,000	15,993,750
Vanguard Health Holding Co. II LLC, senior note, 8.00%, 2/01/18	United States	12,700,000	13,303,250
[d]Vanguard Health Systems Inc., senior note, 144A, zero cpn., 2/01/16	United States	10,000,000	6,512,500
			205,429,500
Materials 7.6%
[d]Aleris International Inc., senior note, 144A, 7.625%, 2/15/18	United States	6,800,000	7,114,500
[d]Atkore International Inc., senior secured note, 144A, 9.875%,
1/01/18	United States	10,400,000	11,336,000
[d]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	20,000,000	20,950,000
[d]Euramax International Inc., senior secured note, 144A, 9.50%,
4/01/16	United States	20,000,000	20,500,000
[d]Exopack Holding Corp., senior note, 144A, 10.00%, 6/01/18	United States	15,300,000	15,376,500
[d]FMG Resources August 2006 Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	9,200,000	9,623,923
6.875%, 2/01/18	Australia	25,000,000	26,250,000
Huntsman International LLC,
senior note, 5.50%, 6/30/16	United States	1,100,000	1,098,625
senior sub. note, 8.625%, 3/15/21	United States	3,500,000	3,933,125
[d]Ineos Finance PLC, senior secured note, 144A, 9.00%, 5/15/15	United Kingdom	5,000,000	5,443,750
[d]Ineos Group Holdings PLC, senior secured note, 144A, 8.50%,
2/15/16	United Kingdom	22,000,000	22,742,500
[d]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	25,000,000	26,468,750
NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	35,000,000	33,950,000
Novelis Inc., senior note, 8.75%, 12/15/20	India	14,700,000	16,317,000
[d]OMNOVA Solutions Inc., senior note, 144A, 7.875%, 11/01/18	United States	6,700,000	6,808,875
[d]Packaging Dynamics Corp., senior secured note, 144A, 8.75%,
2/01/16	United States	7,900,000	8,304,875
[d]Reynolds Group Holdings Ltd., senior note, 144A, 8.25%,
2/15/21	New Zealand	7,000,000	7,118,125
[d]Reynolds Group Issuer Inc./LLC/SA, senior note, 144A,
8.75%, 5/15/18	United States	32,000,000	33,440,000
9.00%, 4/15/19	United States	2,300,000	2,452,375
Solo Cup Co., senior sub. note, 8.50%, 2/15/14	United States	15,000,000	13,837,500
			293,066,423

24 | Annual Report

Franklin High Income Trust

Statement of Investments, May 31, 2011 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Media 7.8%
[d]Bresnan Broadband Holdings LLC, senior note, 144A, 8.00%,
12/15/18	United States	7,900,000	$8,403,625
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	15,000,000	16,987,500
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	15,000,000	17,925,000
CCO Holdings LLC, senior note, 7.875%, 4/30/18	United States	4,100,000	4,366,500
CCO Holdings LLC/CCO Holdings Capital Corp., senior note,
7.25%, 10/30/17	United States	5,000,000	5,225,000
6.50%, 4/30/21	United States	15,000,000	14,850,000
[d]Citadel Broadcasting Corp., senior note, 144A, 7.75%, 12/15/18	United States	5,900,000	6,408,875
[d]Clear Channel Communications Inc., senior note, 144A, 9.00%,
3/01/21	United States	38,000,000	38,285,000
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	5,000,000	5,481,250
[d]Cumulus Media Inc., senior note, 144A, 7.75%, 5/01/19	United States	6,600,000	6,633,000
DISH DBS Corp., senior note,
7.75%, 5/31/15	United States	5,000,000	5,475,000
7.125%, 2/01/16	United States	35,000,000	37,537,500
[d]144A, 6.75%, 6/01/21	United States	5,000,000	5,075,000
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	16,800,000	17,010,000
[d,f]Radio One Inc., senior sub. note, 144A, PIK, 15.00%, 5/24/16	United States	15,427,162	15,905,404
[d]Unitymedia Hessen/NRW, senior secured note, 144A, 8.125%,
12/01/17	Germany	10,000,000	10,643,250
[d]Univision Communications Inc., senior secured note, 144A,
6.875%, 5/15/19	United States	16,500,000	16,582,500
7.875%, 11/01/20	United States	7,425,000	7,907,625
[d]UPCB Finance III Ltd., senior secured note, 144A, 6.625%,
7/01/20	Cayman Islands	35,000,000	35,087,500
WMG Acquisition Corp., senior secured note, 9.50%, 6/15/16	United States	23,850,000	25,430,063
			301,219,592
Pharmaceuticals, Biotechnology & Life Sciences 1.9%
[d]Endo Pharmaceuticals Holdings Inc., senior note, 144A, 7.00%,
12/15/20	United States	10,300,000	10,660,500
[d]Giant Funding Corp., senior note, 144A, 8.25%, 2/01/18	Spain	13,350,000	14,117,625
[d]inVentiv Health Inc., senior note, 144A, 10.00%, 8/15/18	United States	13,400,000	13,986,250
[d]Mylan Inc., senior note, 144A,
6.00%, 11/15/18	United States	5,000,000	5,162,500
7.875%, 7/15/20	United States	26,700,000	29,703,750
			73,630,625
Real Estate 0.4%
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	16,100,000	15,737,750
Retailing 1.4%
[d]Michaels Stores Inc., senior note, 144A, 7.75%, 11/01/18	United States	30,000,000	30,825,000
[d]Needle Merger Sub Corp., senior note, 144A, 8.125%, 3/15/19	United States	11,000,000	11,192,500
[d]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	United States	11,450,000	12,337,375
			54,354,875

Annual Report | 25

Franklin High Income Trust

Statement of Investments, May 31, 2011 (continued)

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Semiconductors & Semiconductor Equipment 1.8%
Advanced Micro Devices Inc., senior note,
8.125%, 12/15/17	United States	6,100,000	$6,481,250
7.75%, 8/01/20	United States	10,000,000	10,550,000
Freescale Semiconductor Inc., senior note,
8.875%, 12/15/14	United States	15,000,000	15,731,250
10.125%, 12/15/16	United States	1,700,000	1,831,750
[d]144A, 10.75%, 8/01/20	United States	17,250,000	19,923,750
[d]NXP BV/NXP Funding LLC, senior secured note, 144A, 9.75%,
8/01/18	Netherlands	13,600,000	15,631,500
			70,149,500
Software & Services 1.9%
First Data Corp.,
[d]senior bond, 144A, 12.625%, 1/15/21	United States	10,792,000	11,790,260
senior note, 9.875%, 9/24/15	United States	403,000	417,105
senior note, 9.875%, 9/24/15	United States	2,011,000	2,086,413
[d]senior secured bond, 144A, 8.25%, 1/15/21	United States	10,792,000	10,818,980
Sitel LLC/Finance Corp., senior note, 11.50%, 4/01/18	United States	15,900,000	15,065,250
SunGard Data Systems Inc.,
senior note, 7.625%, 11/15/20	United States	15,000,000	15,637,500
senior sub. note, 10.25%, 8/15/15	United States	15,000,000	15,637,500
			71,453,008
Technology Hardware & Equipment 1.0%
[d]CDW Escrow Corp., senior note, 144A, 8.50%, 4/01/19	United States	25,900,000	26,288,500
[d]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	12,900,000	13,577,250
			39,865,750
Telecommunication Services 8.1%
Cricket Communications Inc., senior note,
7.75%, 10/15/20	United States	35,000,000	34,737,500
[d]144A, 7.75%, 10/15/20	United States	3,000,000	2,973,750
Crown Castle International Corp., senior note, 9.00%, 1/15/15	United States	10,000,000	11,150,000
[d]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	20,000,000	20,700,000
[d]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	17,400,000	17,671,875
[d,e]EH Holding Corp., senior note, 144A, 7.625%, 6/15/21	United States	7,100,000	7,295,250
Frontier Communications Corp., senior note,
8.25%, 4/15/17	United States	4,300,000	4,740,750
8.50%, 4/15/20	United States	20,000,000	22,025,000
8.75%, 4/15/22	United States	11,100,000	12,196,125
[d]Integra Telecom Inc., senior secured note, 144A, 10.75%,
4/15/16	United States	21,800,000	22,999,000
Intelsat Jackson Holding SA, senior note,
11.25%, 6/15/16	Luxembourg	20,000,000	21,300,000
[d]144A, 7.25%, 10/15/20	Luxembourg	3,900,000	3,929,250
[d]144A, 7.50%, 4/01/21	Luxembourg	27,000,000	27,472,500
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	15,000,000	16,218,750

26 | Annual Report

Franklin High Income Trust

Statement of Investments, May 31, 2011 *(continued)*

Franklin High Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Telecommunication Services (continued)			
Qwest Communications International Inc., senior note, B, 7.50%, 2/15/14	United States	1,800,000	$ 1,829,250
[h,j] RSL Communications PLC,			
senior discount note, 10.125%, 3/01/08	United Kingdom	44,500,000	89,000
senior note, 12.00%, 11/01/08	United Kingdom	6,250,000	15,625
Sprint Nextel Corp., senior note, 8.375%, 8/15/17	United States	35,000,000	39,637,500
[d] West Corp., senior note, 144A, 7.875%, 1/15/19	United States	35,000,000	35,743,750
[d,f] Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	5,685,426 EUR	9,676,558
			312,401,433
Transportation 3.1%			
[d] American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	36,350,000	36,077,375
[d] Ceva Group PLC, senior secured note, 144A,			
11.625%, 10/01/16	United Kingdom	6,600,000	7,392,000
8.375%, 12/01/17	United Kingdom	4,500,000	4,691,250
11.50%, 4/01/18	United Kingdom	18,700,000	20,616,750
[d] Hertz Corp., senior note, 144A,			
7.50%, 10/15/18	United States	12,200,000	12,871,000
6.75%, 4/15/19	United States	21,800,000	22,127,000
Marquette Transportation Co. Inc./Finance Corp., senior secured note, 10.875%, 1/15/17	United States	15,000,000	15,600,000
			119,375,375
Utilities 4.1%			
[d] Calpine Corp., senior secured note, 144A,			
7.875%, 7/31/20	United States	9,800,000	10,437,000
7.50%, 2/15/21	United States	23,000,000	24,035,000
7.875%, 1/15/23	United States	5,000,000	5,243,750
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	10,000,000	12,466,810
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	United States	12,000,000	9,990,000
[d] Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	25,000,000	26,750,000
[d] Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	20,000,000	21,025,000
NRG Energy Inc., senior note, 7.375%,			
2/01/16	United States	10,000,000	10,368,800
1/15/17	United States	5,000,000	5,287,500
[d] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,			
secured note, B, 144A, 15.00%, 4/01/21	United States	14,200,000	12,425,000
senior secured note, 144A, 11.50%, 10/01/20	United States	10,000,000	10,175,000
Texas Competitive Electric Holdings Co. LLC, senior note, A, 10.25%, 11/01/15	United States	15,000,000	9,637,500
			157,841,360
Total Corporate Bonds (Cost $3,480,851,436)			3,641,008,555

Annual Report | 27

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cSee Note 11 regarding holdings of 5% voting securities.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2011, the aggregate value of these securities was $1,679,036,828, representing 43.66% of net assets.
eA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).
fIncome may be received in additional securities and/or cash.
gIncome may be reflected in the redemption value or received in additional securities and/or cash.
hSee Note 8 regarding defaulted securities.
iSecurity has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2011, the aggregate value of these securities was $105,531, representing less than 0.01% of net assets.
jPerpetual security with no stated maturity date.
kThe coupon rate shown represents the rate at period end.
lSee Note 1(e) regarding senior floating rate interests.
mSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

28 | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 29

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Franklin High Income Trust

Notes to Financial Statements

Franklin High Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin High Income Fund (Fund). The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

34 | Annual Report

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

Certain derivative financial instruments (derivatives) trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and

Annual Report | 35

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund purchases securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

36 | Annual Report

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 10 regarding other derivative information.

e. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

f. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. The Fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of May 31, 2011, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Annual Report | 37

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

38 | Annual Report

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

2. SHARES OF BENEFICIAL INTEREST

At May 31, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Annual Report | 39

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

40 | Annual Report

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Reimbursement Plan:
Class A	0.15%
Compensation Plans:
Class B	0.65%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$862,566
CDSC retained	$75,622

e. Transfer Agent Fees

For the year ended May 31, 2011, the Fund paid transfer agent fees of $4,199,408, of which $2,332,923 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2011, the custodian fees were reduced as noted in the Statement of Operations.

Annual Report | 41

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2011, the capital loss carryforwards were as follows:

During the year ended May 31, 2011, the Fund utilized $96,005,491 of capital loss carryforwards.

On May 31, 2011, the Fund had expired capital loss carryforwards of $195,014,886, which were reclassified to paid-in capital.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

For tax purposes, realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2011, the Fund deferred realized currency losses of $302,556.

The tax character of distributions paid during the years ended May 31, 2011 and 2010, was as follows:

At May 31, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

42 | Annual Report

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums and corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, payments-in-kind and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2011, aggregated $2,170,224,081 and $1,712,618,040, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At May 31, 2011, the Fund had 97.39% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2011, the aggregate value of these securities represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without

Annual Report | 43

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

9. RESTRICTED SECURITIES (continued)

prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At May 31, 2011, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

10. OTHER DERIVATIVE INFORMATION

At May 31, 2011, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the year ended May 31, 2011, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended May 31, 2011, were as shown below.

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended May 31, 2011, the Fund did not use the Global Credit Facility.

13. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Annual Report | 45

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

13. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of May 31, 2011, in valuing the Fund’s assets and liabilities carried at fair value:

14. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund is currently evaluating the impact, if any, of applying this provision.

46 | Annual Report

Franklin High Income Trust

Notes to Financial Statements (continued)

Franklin High Income Fund

15. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Annual Report | 47

Franklin High Income Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin High Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Fund (the “Fund”) at May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 18, 2011

48 | Annual Report

Franklin High Income Trust

Tax Designation (unaudited)

Franklin High Income Fund

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $216,480,946 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2011.

Annual Report | 49

Franklin High Income Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

50 | Annual Report

Annual Report | 51

52 | Annual Report

Annual Report | 53

54 | Annual Report

Franklin High Income Trust

Shareholder Information

Franklin High Income Fund

Board Review of Investment Management Agreement

At a meeting held March 1, 2011, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin High Income Fund (Fund). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on expenses, shareholder services, legal, compliance, brokerage commissions and execution, pricing and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper report compared the Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund

Annual Report | 55

Franklin High Income Trust

Shareholder Information (continued)

Franklin High Income Fund

Board Review of Investment Management Agreement (continued)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended December 31, 2010, as well as the previous 10 years ended on such date in comparison to a performance universe consisting of all retail and institutional high current yield funds as selected by Lipper. The Lipper report showed the Fund’s 8.05% income return during 2010 to be above the median of such performance universe and its income return on an annualized basis to also be above the median of such performance universe for the previous three-year period, and in the second-highest quintile of such universe for each of the previous five- and

56 | Annual Report

Franklin High Income Trust

Shareholder Information (continued)

Franklin High Income Fund

Board Review of Investment Management Agreement (continued)

10-year periods. The Lipper report showed the Fund’s 13.14% total return during 2010 to be below the median of such performance universe, but on an annualized basis to be in either the highest or second-highest quintile of such performance universe for each of the previous three-, five- and 10-year periods. The Board found the Fund’s comparative performance as shown in the Lipper report to be satisfactory, noting that the primary investment objective of the Fund is to earn a high level of income.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report showed the Fund’s contractual investment management fee rate, as well as its actual total expense ratio in each case to be in the least expensive quintile of its Lipper expense group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2010, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had

Annual Report | 57

Franklin High Income Trust

Shareholder Information (continued)

Franklin High Income Fund

Board Review of Investment Management Agreement (continued)

been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through investment management fee breakpoints so that as a fund grows in size, its effective investment management fee rate declines. The fee structure under the Fund’s investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets, with additional breakpoints continuing thereafter. At December 31, 2010, the Fund had net assets of approximately $3.5 billion. In considering such fee structure, the Board took into account management’s position that fees reach a relatively low rate quickly and that such low rate, in effect, reflects anticipated economies of scale as assets increase as shown in the Fund’s favorable contractual investment management fee and total expense comparisons within its Lipper expense group. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

58 | Annual Report

Franklin High Income Trust

Shareholder Information (continued)

Franklin High Income Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 59

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN HIGH INCOME FUND

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

105 A 07/11

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $59,488 for the fiscal year ended May 31, 2011 and $51,551 for the fiscal year ended May 31, 2010.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under

FHIT N-CSR PE 5/31/11

common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $85,000 for the fiscal year ended May 31, 2011 and $0 for the fiscal year ended May 31, 2010. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and the application of local country tax laws to investments made by various Franklin Templeton funds.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,261 for the fiscal year ended May 31, 2011 and $0 for the fiscal year ended May 31, 2010. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $143,539 for the fiscal year ended May 31, 2011 and $0 for the fiscal year ended May 31, 2010. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be

provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

FHIT N-CSR PE 5/31/11

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $229,800 for the fiscal year ended May 31, 2011 and $0 for the fiscal year ended May 31, 2010.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported

FHIT N-CSR PE 5/31/11

within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN HIGH INCOME TRUST

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date July 27, 2011

FHIT N-CSR PE 5/31/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date July 27, 2011

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date July 27, 2011

FHIT N-CSR PE 5/31/11